Exhibit 23.1






                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


             As independent public accountants, we hereby consent to the incorporation by reference in this Form S-3 Registration Statement of our reports dated January 25, 1994 included in Newmont Mining Corporation's Form 10-K for the year ended
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             December 31, 1993 and to all references to our Firm
             included in this Registration Statement.

                                           ARTHUR ANDERSEN & CO.




             Denver, Colorado,
             September 6, 1994.